UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 5, 2013

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35293	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey	08054
(Address of Principal Executive Offices)	(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 7, 2013, the Central European Distribution Corporation (the “Company”) and its subsidiaries CEDC Finance Corporation International, Inc. and CEDC Finance Corporation, LLC (together with the Company, the “Debtors”) filed voluntary petitions for reorganization (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in order to effectuate the Debtors’ prepackaged chapter 11 plan of reorganization (as amended and restated, the “Plan”). The Chapter 11 Cases were jointly administered under the caption “In re: Central European Distribution Corporation, et al.” Case No. 13-10738. Also as previously announced, the Plan was voted on and accepted by the holders of in excess of two-thirds in amount of the Company’s secured debt and a majority of such holders. On April 7, 2013, the Company filed with the Bankruptcy Court the proposed Plan and related Amended and Restated Offering Memorandum, Consent Solicitation Statement and Disclosure Statement Soliciting Acceptances of a Prepackaged Plan of Reorganization, dated March 8, 2013 (as amended, restated and supplemented, the “Disclosure Statement”) is attached as Exhibit (a)(1)(i) to the Company’s Schedule TO-I/A, filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2013. Supplement No. 1 to the Amended and Restated Offering Memorandum, Consent Solicitation Statement and Disclosure Statement Soliciting Acceptances of a Prepackaged Plan of Reorganization, dated March 18, 2013, was filed as Exhibit 99.1 to the Company’s Form 8-K, filed with the SEC on March 19, 2013.

On May 13, 2013, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Plan provided that it would become effective (the “Effective Date”), filed as Exhibit 99.46 to RTL’s Schedule 13D/A on April 29, 2013 upon the completion of certain conditions precedent, including closing conditions under the Amended and Restated Stock Purchase Agreement with Roust Trading Limited (“RTL”), filed as Exhibit 99.46 to RTL’s Schedule 13D/A on April 29, 2013. The Effective Date of the Plan was June 5, 2013.

Item 1.01	Entry into a Material Definitive Agreement.

Senior Secured Notes due 2018

On June 5, 2013, the Company along with CEDC Finance Corporation International, Inc., an indirect wholly-owned subsidiary of the Company (the “Issuer”), entered into an Indenture (the “Senior Secured Notes Indenture”), between the Company, the Issuer, certain subsidiary guarantors named therein, and US Bank, N.A., as Trustee (the “Trustee”). The Senior Secured Notes Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the Senior Secured Notes Indenture, the Issuer issued $465 million Senior Secured Notes due 2018 (the “Senior Secured Notes”) to holders of the Issuer’s Senior Secured Notes due 2016 (“Existing 2016 Notes”), which were cancelled pursuant to the Company and the Issuer’s plan of reorganization. The issuance of the Senior Secured Notes to holders of Existing 2016 Notes is expected to take place on or about June 19, 2013. The respective forms of the Senior Secured Notes are included in the Senior Secured Notes Indenture filed herewith as Exhibit 4.1 and are incorporated herein by reference. The Senior Secured Notes will be secured by, among other things, (a) a first-priority pledge over the shares of the Issuer and certain subsidiaries of the Company, (b) a first-priority assignment of rights under certain bank accounts of the Company, (c) certain intercompany loans, and (d) a first-priority mortgage over certain real property and fixtures.

10% Convertible Junior Secured Notes due 2018

On June 5, 2013, the Company and the Issuer, entered into an Indenture (the “Convertible Notes Indenture”), between the Company, the Issuer, certain subsidiary guarantors named therein, and US Bank, N.A., as Trustee (the “Trustee”). The Convertible Notes Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the Convertible Notes Indenture, the Issuer issued $200 million Convertible Junior Secured Notes due 2018 (the “Convertible Notes” and, together with the Senior Secured Notes, the “New Notes”) to holders of Existing 2016 Notes, which were cancelled pursuant to the Company and the Issuer’s plan of reorganization. The issuance of the Convertible Notes to holders of Existing 2016 Notes is expected to take place on or about June 19, 2013. The respective forms of the Convertible Notes are included in the Convertible Notes Indenture filed herewith as Exhibit 4.1 and are incorporated herein by reference. The Convertible Notes will be secured by, among other things, (a) a first-priority pledge over the shares of the Issuer and certain subsidiaries of the Company, (b) a first-priority assignment of rights under certain bank accounts of the Company, (c) certain intercompany loans, and (d) a first-priority mortgage over certain real property and fixtures.

The Convertible Notes will be junior in ranking as a result of the Intercreditor Agreement, dated June 5, 2013, between the trustee for the Senior Secured Notes and the trustee for the Convertible Notes, and agreed and acknowledged by, inter alios, the Company and the Issuer.

Other material terms of the indentures can be found in the Company’s Form T-3/As, filed with the SEC on March 11, 2013 and May 20, 2013.

Item 1.03	Bankruptcy or Receivership.

The following is a summary of the material terms of the Plan. This summary highlights certain substantive provisions of the Plan only and is not a complete description of the Plan. The full text of the Plan as confirmed is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Summary of the Plan

Pursuant to the Plan, the Company made a cash payment to holders of its 3.00% Convertible Senior Notes due 2013 (“Existing 2013 Notes”), will make a cash payment to certain holders of its Existing 2016 Notes, will issue New Notes to certain holders of its Existing 2016 Notes and has issued new shares to RTL. All of the previously issued Existing 2013 Notes and Existing 2016 Notes and outstanding shares of the Company’s pre-emergence shares of common stock (“Pre-Emergence Common Stock”) have been cancelled. RTL, owned by Mr. Roustam Tariko, has received 100% of the outstanding shares of stock of the Reorganized Company (“New Common Stock”) in exchange for funding CEDC’s cash payments under the Plan and the cancellation of CEDC’s existing debt obligations to RTL.

Distributions under the Plan’s cash option to holders of the Existing 2016 Notes are expected to be completed within approximately five business days from the effective date, on or about June 12, 2013. Based on its tabulations, holders of CEDC Finance Corporation International, Inc.’s 9.125% Senior Secured Notes due 2016 (“USD 2016 Notes”) and 8.875% Senior Secured Notes due 2016 (“Euro 2016 Notes”) who submitted bid prices of up to and including $820.00 or €820.00, respectively, will receive a cash payment in respect of their Existing 2016 Notes. Approximately €90.8 million of Euro 2016 Notes and approximately $93.1 million of USD 2016 Notes, equal to an aggregate of approximately $209.6 million principal amount of Existing 2016 Notes, will be repurchased for cash. Approximately €339.2 million of Euro 2016 Notes and approximately $286.9 million of USD 2016 Notes will remain unpurchased and will receive New Notes pursuant to the Plan. The New Notes will be denominated in U.S. dollars.

The distribution of New Notes is expected to be completed within ten business days from the effective date, on or about June 19, 2013. Based on the Company’s tabulations, holders of Euro 2016 Notes will receive $1,181.07 principal amount of New Notes per €1,000 principal amount of Euro 2016 Notes currently held by such holders. Holders of USD 2016 Notes will receive $919.77 principal amount of New Notes per $1,000 principal amount of USD 2016 Notes currently held by such holders.

Assets and liabilities

As of September 30, 2012, the Company had total assets of $1,980,166,000 and total liabilities of $1,769,379,000. For further information concerning the Company’s assets and liabilities, reference is made to the Disclosure Statement.

Item 3.02	Unregistered Sales of Equity Securities.

On June 5, 2013, in connection with the effectiveness of the Plan, the Company issued an aggregate of 10,000 shares of New Common Stock. The issuance of the New Notes and the New Common Stock under the Plan was made pursuant to an exemption from the registration requirements of the United States Securities Act of 1933 contained in Section 1145(a) of the Bankruptcy Code.

Item	3.03 Material Modification to Rights of Security Holders.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Plan, as of the Effective Date, all Pre-Emergence Common Stock issued by the Company was cancelled. Each holder of an equity interest in the Pre-Emergence Common Stock neither received nor retained any property or interest in property on account of such equity interest.

Item 5.01	Changes in Control of Registrant.

Pursuant to the Plan, all of the Company’s Pre-Emergence Common Stock was cancelled on the Effective Date. Holders of such Pre-Emergence Common Stock did not and will not receive any distributions under the Plan. In accordance with the terms of the Plan, RTL and its affiliates have acquired control of 100% of the New Common Stock. As a result of the Company’s emergence from Chapter 11 and in accordance with the Plan, the identity of several of the directors on the Company’s board of directors has changed as described in Item 5.02 below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the New Charter (as defined in Item 5.03 below), the following persons have been named as directors of the Company:

•	Mr. Roustam Tariko

•	Mr. N. Scott Fine

•	Mr. Jose L. Aragon

•	Judge Joseph Farnan

•	Mr. Alessandro Picchi

•	Mr. Pavel Merkul

•	Mr. Eberhard von Löhneysen

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Plan, the Company has filed an Amended and Restated Certificate of Incorporation (the “New Charter”) with the Secretary of State of the State of Delaware and has adopted Amended and Restated By-Laws (the “New By-Laws”), each of which became effective as of June 5, 2013. Changes implemented by the New Charter and New By-Laws include the following:

•	The authorized share capital of the Company is 90,000 shares of common stock of $0.01 par value per share and 10,000 shares of preferred stock of $0.01 par value per share.

•

The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Company entitled to vote, without the separate vote of the holders of the preferred stock as a class, unless a vote of any such holders is required pursuant to the terms of any certificate of designation. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

•

A director may be removed with or without cause, but in any case such removal shall only be effective if accomplished by the affirmative vote of holders of not less than a majority of the shares of the capital stock the Company issued and outstanding and entitled to vote generally in the election of directors cast at a meeting of the stockholders called for that purpose, notwithstanding the fact that a lesser percentage may be specified by law.

•	Certain provisions have been added to provide stockholder protections to Minority Stockholders (as defined in the New Charter), including:

•	Minority Stockholders have the right to nominate one director and such director’s successor.

•

The jurisdiction of incorporation and domicile of the Company will be Delaware until such time as (a) all of the Senior Secured Notes and all of the Convertible Notes have been redeemed, repaid or converted in their entirety, as applicable, and (b) no Minority Shares remain outstanding.

•	Certain registration rights as provided in Sections 6.3 and 6.4 of the New Charter.

•	Approval over certain significant transactions as provided in Section 6.5 of the New Charter.

•	Minority Stockholders have been provided tag along rights, drag along rights and preemptive rights in respect of share transfers by RTL.

The New Charter and the New By-Laws are attached hereto as Exhibits 3.1 and 3.2 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Findings of Fact, Conclusions of Law and Order (I) Approving (A) the Disclosure Statement Pursuant to Sections 1125 and 1126(c) of the Bankruptcy Code, (B) the Prepetition Solicitations Procedures, and (C) Forms of Ballots, and (II) Confirming the Second Amended and Restated Joint Prepackaged Chapter 11 Plan of Reorganization of Central European Distribution Corporation, et al.

2.2	Second Amended and Restated Joint Prepackaged Chapter 11 Plan of Reorganization of Central European Distribution Corporation, et al.

3.1	Amended and Restated Certificate of Incorporation of Central European Distribution Corporation

3.2	Amended and Restated By-Laws of Central European Distribution Corporation

4.1	Indenture, dated June 5, 2013

4.2	Indenture, dated June 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Grant Winterton
Grant Winterton

Chief Executive Officer

Date: June 10, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1	Findings of Fact, Conclusions of Law and Order (I) Approving (A) the Disclosure Statement Pursuant to Sections 1125 and 1126(c) of the Bankruptcy Code, (B) the Prepetition Solicitations Procedures, and (C) Forms of Ballots, and (II) Confirming the Second Amended and Restated Joint Prepackaged Chapter 11 Plan of Reorganization of Central European Distribution Corporation, et al.

2.2	Second Amended and Restated Joint Prepackaged Chapter 11 Plan of Reorganization of Central European Distribution Corporation, et al.

3.1	Amended and Restated Certificate of Incorporation of Central European Distribution Corporation

3.2	Amended and Restated By-Laws of Central European Distribution Corporation

4.1	Indenture, dated June 5, 2013

4.2	Indenture, dated June 5, 2013